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                                                                   EXHIBIT 23(b)


                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------


         We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 11, 1995, in the Registration Statement (Form S-4) and related Prospectus of Huntington Bancshares Incorporated for the registration of 6,800,000 shares of its common stock.


/s/Ernst & Young LLP


Columbus, Ohio
November 17, 1995